Exhibit 32
                                                                 ----------

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350
                   Chapter 63 of Title 18, United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Commonwealth Industries, Inc., a Delaware corporation (the "Company"), hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 5, 2004                  /s/ Steven J. Demetriou
                                       --------------------------------
                                       Name:  Steven J. Demetriou
                                       Title: President and Chief Executive
                                              Officer



                                       /s/ Michael D. Friday
                                       --------------------------------
                                       Name:  Michael D. Friday
                                       Title: Executive Vice President
                                              and Chief Financial Officer